                                                               Exhibit 10.24.1

                          SECOND AMENDMENT TO LEASE

DATED:    November 24, 1999

BETWEEN:  EVERGREEN CORPORATE CENTER LLC,
          an Oregon limited liability company                      ("Landlord")

AND:      MEDICALOGIC, INC., an Oregon corporation                   ("Tenant")


          A. Landlord and Tenant are parties to an Industrial Business Park Lease dated January 15, 1997 (the "Lease Agreement"), as amended by an Addendum to Lease dated January 15, 1997 (the "Addendum") and as further amended by an Amendment to Lease dated July 15, 1999 (the "First
Amendment"). The Lease Agreement, the Addendum, and the First Amendment are collectively referred to in this Second Amendment to Lease (the "Second Amendment") as the "Lease."

          B. Pursuant to the First Amendment, Landlord and Tenant agreed to expand the Premises by adding approximately 27,652 square feet to the Premises, as described in the First Amendment (the "First Expansion Space"). Landlord and Tenant desire to expand the First Expansion Space as described in the First Amendment, in accordance with the terms and conditions set forth in this Second Amendment.

          C. The capitalized terms used in this Second Amendment shall have the meanings given to them in the Lease unless expressly amended by this Second Amendment.

          NOW, THEREFORE, in consideration of the mutual promises of the parties set forth in this Second Amendment, Landlord and Tenant agree as follows, effective as of July 15, 1999:

     1. EXPANSION OF EXPANSION SPACE. The Expansion Space as described in the First Amendment is increased by 18,226 square feet (the "Additional Expansion Space"). The description of the Expansion Space, as set forth in
Section 1 of the First Amendment, is deleted and replaced with: approximately 45,878 square feet of space in Building 3 in the area which is crosshatched on the attached Exhibit A (the "Expansion Space").

     2.   RENT. In addition to the Base Monthly Rent increases set forth in
Section 2 of the First Amendment, Base Monthly Rent shall increase due to the addition of the Additional Expansion Space, commencing on July 1, 2000, and continuing throughout the Term in accordance with the following schedule:


             Time Period                  Base Monthly Rent Increase
             -----------                  --------------------------
July 1, 2000 through April 30, 2003               $18,773.00
May 1, 2003 through April 30, 2006                $20,462.00
May 1, 2006 through December 14, 2007             $22,304.00


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     3.   ADDITIONAL RENT. The reference to 27,652 in the sixth line of
Section 3 of the First Amendment is replaced with 45,878.

     4. ADDITIONAL MODIFICATIONS TO FIRST AMENDMENT. The First Amendment is further modified as follows:

     4.1  Section 6 of the First Amendment is deleted.

     4.2 Section 1.1 of the Expansion Space Work Agreement which is attached as Exhibit C to the First Amendment is deleted and replaced with the following:

          1.1 Landlord agrees to provide certain improvements in the Expansion Space in accordance with this Expansion Space Work Agreement.

                1.1.1 Landlord shall pay up to $774,256.00 ($28.00 per square foot in the First Expansion Space)(the "First TI Allowance") towards the cost of designing and constructing the improvements in the First Expansion Space subject to and in accordance with the terms and conditions of this Expansion Space Work Agreement. At least $553,040.00 ($20.00 per square foot in the First Expansion Space) of the First TI Allowance must be used for improvements made to the First Expansion Space on or before May 31, 2000 or else the First TI Allowance shall be reduced as follows. If $553,040.00 is not spent for improvements made to the First Expansion Space on or before May 31, 2000, the First TI Allowance shall be reduced by the difference between $774,256.00, and the amount spent for improvements made to the First Expansion Space on or before May 31, 2000. Tenant acknowledges that the availability of the First TI Allowance is conditioned on Tenant accepting the work in the First Expansion Space on or before May 31, 2000, as described in the certificate attached as Exhibit D (the "Teachers Certificate") to be executed and delivered by Tenant on or before May 31, 2000. If such conditions are fulfilled then, on or before May 31, 2000, Tenant shall execute the Teachers Certificate and send the original and a copy thereof to Landlord. If at least $553,040.00 of the First TI Allowance is spent for improvements made to the First Expansion Space on or before May 31, 2000, then any remaining amount of the First TI Allowance may be spent at any time during the Term.

                1.1.2 Landlord shall pay up to $510,328.00 ($28.00 per square foot in the Additional Expansion Space) (the "Additional TI Allowance") towards the cost of designing and constructing the improvements in the Additional Expansion Space subject to and in accordance with the terms and conditions of this Expansion Space Work Agreement. At least $364,520.00 ($20.00 per square foot in the Additional Expansion Space) of the Additional TI Allowance must be used for improvements made to the Additional Expansion Space on or before September 30, 2000 or else the Additional TI Allowance shall be reduced as follows. If $364,520.00 is not spent for improvements made to the Additional Expansion Space on or before September 30, 2000, the Additional TI Allowance


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     shall be reduced by the difference between $364,520.00, and the amount spent for improvements made to the Additional Expansion Space on or before September 30, 2000. If at least $364,520.00 of the Additional TI Allowance is spent for improvements made to the Additional Expansion Space on or before September 30, 2000, then any remaining amount of the Additional TI Allowance may be spent at any time during the Term.

     4.3 The First TI Allowance and the Additional TI Allowance are collectively referred to in the First Amendment and this Second Amendment as the "TI Allowance."

     4.4 Section 1.2 of the Expansion Space Work Agreement which is attached as Exhibit C to the First Amendment is deleted and replaced with the following:

                1.2.1 All costs, fees, and expenses in connection with the design and construction of the improvements in the First Expansion Space in excess of the First TI Allowance paid in accordance with Section
     1.1.1 shall be paid for by Tenant within twenty (20) days after billing therefor. If Tenant desires to borrow funds from Landlord for such excess amount, Landlord agrees to loan funds to Tenant in an amount not to exceed $138,260.00 ($5.00 per square foot in the First Expansion Space) solely for costs, fees, and expenses to design and construct improvements in the First Expansion Space (the "First Expansion TI Loan"). The First Expansion TI Loan shall accrue interest at the rate of 11 percent per annum, commencing on the date of the first advance on the First Expansion TI Loan (the "First Expansion First Advance Date") and continuing until such time as the entire First Expansion TI Loan and all accrued interest are paid in full. Tenant shall repay the First
     Expansion TI Loan with monthly payments sufficient to amortize the First Expansion TI Loan over the period of time beginning on the First Expansion First Advance Date and ending on December 14, 2007, taking into account interest at the rate of 11 percent per annum. Payments on the First Expansion TI Loan will begin on the first day of the first calendar month following the First Expansion First Advance Date and shall continue on the first day of each month through December 1, 2007 and shall be paid in full on or before December 1, 2007 or any earlier termination date of the Lease. Landlord shall inform Tenant of the monthly amount to be paid under the Expansion TI Loan as soon as practicable after substantial completion of the tenant improvements for which the First Expansion TI Loan is used. If the amount is not determined prior to May 1, 2000, then Tenant's first payment under the First Expansion TI Loan shall be sufficient to pay the monthly payments due from May 1, 2000 to the date on which Tenant is informed of the monthly payment amount. Upon Landlord's request, Tenant shall execute and deliver to Landlord a promissory note, setting forth the terms of Tenant's obligation to repay the First Expansion TI Loan, in the form attached as Exhibit E.

                1.2.2 All costs, fees, and expenses in connection with the design and construction of the improvements in the Additional Expansion Space in


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     excess of the Additional TI Allowance paid in accordance with Section
     1.1.2 shall be paid for by Tenant within twenty (20) days after billing therefor. If Tenant desires to borrow funds from Landlord for such excess amount, Landlord agrees to loan funds to Tenant in an amount not to exceed $91,113.00 ($5.00 per square foot in the Additional Expansion Space) solely for costs, fees, and expenses to design and construct improvements in the Additional Expansion Space (the "Additional
     Expansion TI Loan"). The Additional Expansion TI Loan shall accrue interest at the rate of 11 percent per annum, commencing on the date of the first advance on the Additional Expansion TI Loan (the "Additional Expansion First Advance Date") and continuing until such time as the entire Additional Expansion TI Loan and all accrued interest are paid in full. Tenant shall repay the Additional Expansion TI Loan with monthly payments sufficient to amortize the Additional Expansion TI Loan over the period of time beginning on the Additional Expansion First Advance Date and ending on December 14, 2007, taking into account interest at the rate of 11 percent per annum. Payments on the Additional Expansion
     TI Loan will begin on the first day of the first calendar month following the Additional Expansion First Advance Date and shall continue on the first day of each month through December 1, 2007 and shall be paid in full on or before December 1, 2007 or any earlier termination date of the Lease. Landlord shall inform Tenant of the monthly amount to be paid under the Additional Expansion TI Loan as soon as practicable after substantial completion of the tenant improvements for which the Additional Expansion TI Loan is used. If the amount is not determined prior to September 30, 2000, then Tenant's first payment under the Additional Expansion TI Loan shall be sufficient to pay the monthly payments due from September 30, 2000 to the date on which Tenant is informed of the monthly payment amount. Upon Landlord's request, Tenant shall execute and deliver to Landlord a promissory note, setting forth the terms of Tenant's obligation to repay the Additional Expansion TI Loan, in the form attached as Exhibit E.

     4.5 The Teachers Certificate attached as Exhibit D to the First Amendment is replaced with the Teachers Certificate attached as Exhibit B to this Second Amendment.

     4.6 Landlord approves Zimmer Gunsul Frasca as the architect to serve as the Planner, as defined in Section 2.1 of the Expansion Space Work Agreement which is attached as Exhibit C to the First Amendment.

     4.7 Landlord approves either Baugh Construction Company, R&H Construction Company or Melvin Mark Construction Company as the contractor to construct the improvements in the Expansion Space. With respect to all work related to the improvements to the Expansion Space, the cost of which exceeds the TI Allowance, Tenant shall pay Melvin Mark Development Company a fee in the amount of five percent (5%) of the cost of the work in excess of the TI Allowance.

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     5.     SECURITY DEP0SIT. Contemporaneously with the execution of this
Second Amendment, Tenant shall pay Landlord $22,304.00 as an increased security deposit which shall be held and disbursed in accordance with the provisions of Section 6.1 of the Lease Agreement.

     6. BROKERAGE COMMISSIONS. Landlord agrees to pay Tenant's broker, Norris Beggs & Simpson Northwest Limited Partnership ("NBS") a fee in the amount described in a letter addressed to NBS from Melvin Mark Brokerage Company dated June 18, 1999 for the additional area (18,226 square feet) added to the Expansion Space pursuant to this Second Amendment. One half of the commission shall be payable upon full execution of this Second Amendment by Landlord and Tenant, and the remainder shall be paid when Tenant begins paying rent for the Expansion Space at the rate of $1.03 per square foot.

     7. EFFECT OF SECOND AMENDMENT. The Lease is modified only in the specific respects set forth in this Second Amendment. Except as expressly modified, the Lease remains in full force and effect.

            IN WITNESS WHEREOF, the parties have executed this Second Amendment as part of the Lease effective as of July 15, 1999.


            LANDLORD:     EVERGREEN CORPORATE CENTER LLC

                          By:   Marzer Venture, and Oregon general partnership

                                By:   Mark Group Partnership No. 4

                                      By:
                                             --------------------------------

                                      Title:
                                             ---------------------------------

                                By:   Schnitzer Investment Corp., an Oregon
                                      corporation

                                      By:
                                             ---------------------------------

                                      Title: ---------------------------------

            TENANT:       MEDICALOGIC, INC., an Oregon corporation

                                      By:    /s/ Guy E. Field
                                             ---------------------------------
                                      Its:   VP Finance
                                             ---------------------------------

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                                 EXHIBIT B

                      STATEMENT OF TENANT IN RE: LEASE

                                                        Date: May 31, 2000

Teachers Insurance and Annuity
  Association of America
730 Third Avenue
New York, New York  10017
Attn:
     ---------------------------

                            RE: TIAA Appl. #OR-108
                                TIAA Mtge. #000447000
                                Name of Project:    Evergreen Corporate Center
                                Address:            20540 NW Aloclek
                                                    Hillsboro, Oregon  97124

Ladies and Gentlemen:

     It is our understanding that you have a mortgage upon the subject premises and as a condition precedent thereof have required this certification of the undersigned.

     The undersigned, as tenant, under that certain lease dated January 15,1997, as amended by an Amendment to Lease dated July 15, 1999, and a Second Amendment to Lease dated November 24, 1999, made with Evergreen Corporate Center LLC, as landlord, hereby ratifies said lease and certifies that:

     1.   the "Commencement Date" of said lease is December 15, 1997; and

     2. the undersigned is presently solvent and free from reorganization and/or bankruptcy; and

     3. the operation and use of the premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment other than to the extent necessary to conduct its ordinary course of business in the premises and in accordance with all applicable environmental laws, and that the premises are being operated in accordance with all applicable environmental laws, zoning ordinances and building codes; and

     4. the current base rental payable pursuant to the terms of said lease is $126,004.00 per month; and further, additional rental pursuant to said lease is payable as provided in the Lease; and

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     5.   said lease is in full force and effect and has not been assigned, modified, supplemented, or amended in any way (except as set forth above) and the undersigned is not in default thereunder; and

     6. the lease described above represents the entire agreement between the parties as to the leasing of the premises; and

     7.   the term of said lease expires on December 14, 2007; and

     8. Landlord has spent at least $553,040.00 of the First TI Allowance, as defined in the Second Amendment to Lease, and the work performed in the Expansion Space is acceptable to the undersigned.

     9. no rental has been paid in advance and no security (except the security deposit in the amount of $143,143.00) has been deposited with landlord; and

     10.  tenant's floor area is 120,888 rentable square feet; and

     11. the most recent payment of current basic rental was for the payment due on May 1, 2000, and all basic rental and additional rental payable pursuant to the terms of the lease have been paid up to said date; and

     12. the undersigned acknowledges notice that landlord's interest under the lease and the rent and all other sums due thereunder will be assigned to you as part of the security for a mortgage loan by you to landlord. In the event that Teachers Insurance and Annuity Association of America, as lender, notifies the undersigned of a default under the mortgage and demands that the undersigned pay its rent and all other sums due under the lease to lender, tenant agrees that it shall pay its rent and all such other sums to lender.

                                       Very truly yours,

                                       MEDICALOGIC, INC.



                                       By: /s/ Guy E. Field
                                          ---------------------
                                       Its: VP Finance
                                           --------------------


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